SUPPLEMENT DATED AUGUST 25, 2011
TO THE SUMMARY PROSPECTUS FOR
PACIFIC SELECT FUND CLASS I AND P SHARES DATED MAY 1, 2011

This supplement revises the Pacific Select Fund (Fund) Class I and P Shares summary prospectus dated May 1, 2011 (Prospectus). The changes within this supplement are currently in effect unless otherwise noted. This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

International Small-Cap Portfolio — The footnote to the Annual fund operating expenses table in the Fees and expenses subsection on page 96 is deleted and replaced with the following:

[1]	The investment adviser has contractually agreed to waive 0.02% of its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Batterymarch is terminated.

The Examples table in the Fees and expenses subsection on page 96 is deleted and replaced with the following:

	Class I	Class P
1 year	$110	$90

3 years	$346	$283

5 years	$602	$494

10 years	$1,337	$1,104